As filed with the Securities and Exchange Commission February 20, 1998

                                                             File No. 33-89990

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                           POST-EFFECTIVE AMENDMENT NO. 3
                                    TO FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                    FORM N-8B-2

A.   Exact name of trust:  Separate Account VL II

B.   Name of depositor:  Hartford Life Insurance Company

C.   Complete address of depositor's principal executive offices:

     P.O. Box 2999
     Hartford, CT  06104-2999

D.   Name and complete address of agent for service:


     Leslie T. Soler, Esq.
     Hartford Life
     P.O. Box 2999
     Hartford,  06104-2999


     It is proposed that this filing will become effective:

     ___  immediately upon filing pursuant to paragraph (b) of Rule 485
     ___  on May 1, 1998 pursuant to paragraph (b) of Rule 485
     ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     _X_  on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.


F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.   Amount of filing fee:  Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                           RECONCILIATION AND TIE BETWEEN
                             FORM N-8B-2 AND PROSPECTUS

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

      1.           Cover page

      2.           Cover page

      3.           Not applicable


      4.           Hartford; Distribution of the Policies

      5.           Summary - Separate Account VL II; Separate Account VL II -
                   General

      6.           Separate Account VL II - General

      7.           Not required by Form S-6

      8.           Not required by Form S-6

      9.           Legal Proceedings

     10. Summary; Separate Account VL II - Funds; Detailed Description of Policy Benefits and Provisions - Application for a Policy; Detailed Description of Policy Benefits and Provisions; Other Matters - Voting Rights, Dividends

     11.           Summary; Separate Account VL II - Funds

     12.           Summary; Separate Account VL II - Funds

     13.           Deductions and Charges from the Account Value;
                   Distribution of the Policies; Federal Tax
                   Considerations

     14.           Detailed Description of Policy Benefits and
                   Provisions - Application for a Policy

     15.           Detailed Description of Policy Benefits and
                   Provisions - Allocation of Premium Payments

     16.           Separate Account VL II - Funds; Detailed
                   Description of Policy Benefits and Provisions - Allocation of Premium Payments

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

     17. Summary; Detailed Description of Policy Benefits and Provisions - Cash Value and Amount Payable on Surrender of the Policy, Right to Examine or Exchange the Policy and Surrender

     18.           Separate Account VL II - Funds; Deduction and
                   Charges from the Account Value; Federal Tax
                   Considerations

     19.           Other Matters - Statements to Policy Owners

     20.           Not applicable

     21.           Detailed Description of Policy Benefits and Provisions -
                   Policy Loans

     22.           Not applicable

     23.           Safekeeping of the Separate Account VL II's Assets

     24.           Other Matters - Assignment

     25.           Hartford

     26.           Not applicable

     27.           Hartford

     28.           Hartford; Management

     29.           Hartford

     30.           Not applicable

     31.           Not applicable

     32.           Not applicable

     33.           Not applicable

     34.           Not applicable

     35.           Distribution of the Policies

     36.           Not required by Form S-6

     37.           Not applicable

     38.           Distribution of the Policies

ITEM NO. OF
FORM N-8B-2        CAPTION IN PROSPECTUS
-----------        ---------------------

     39.           Hartford; Distribution of the Policies

     40.           Not applicable

     41.           Hartford; Distribution of the Policies

     42.           Not applicable

     43.           Not applicable

     44.           Detailed Description of Policy Benefits and
                   Provisions - Allocation of Premium Payments

     45.           Not applicable

     46.           Detailed Description of Policy Benefits and Provision -
                   Cash Value

     47.           Separate Account VL II - Funds

     48.           Cover page; Hartford

     49.           Not applicable

     50.           Separate Account VL II - General

     51.           Summary; Hartford; Detailed Description of
                   Policy Benefits and Provisions; Other Matters -
                   Beneficiary

     52.           Separate Account VL II - Funds, Investment Advisers

     53.           Federal Tax Considerations

     54.           Not applicable

     55.           Not applicable

     56.           Not required by Form S-6

     57.           Not required by Form S-6

     58.           Not required by Form S-6

     59.           Not required by Form S-6

                                     PART I

                              STAG LAST SURVIVOR
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                   POLICIES
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
[LOGO]                     TELEPHONE: (800) 231-5453

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes Stag Variable Life Last Survivor, last survivor flexible premium variable life insurance policies (the "Policies," and each a "Policy") offered by Hartford Life Insurance Company ("Hartford") to applicants where both Insureds will be generally between ages 20 and 80. For a given amount of Death Benefit chosen, the Policy Owner has considerable flexibility in selecting the timing and amount of premium payments.



The Policies provide for a Death Benefit payable at the death of the last surviving Insured. A Policy Owner may select one of three Death Benefit Options: a level amount equal to the Face Amount ("Option A"), a variable amount equal to the Face Amount plus the Account Value ("Option B"), or a variable amount equal to the Face Amount plus a return of premiums ("Option C"). The required minimum initial Face Amount is generally $100,000.



Payments for the Policies will be held in a series of Separate Account VL II or in the Fixed Account of Hartford. The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account. The Hartford Funds, Putnam Funds and Fidelity are collectively referred to in this Prospectus as the "Funds."



Hartford Advisers Fund Sub-Account         -- shares of Class IA of Hartford Advisers Fund, Inc. ("Hartford Advisers Fund")
Hartford Bond Fund Sub-Account             -- shares of Class IA of Hartford Bond Fund, Inc. ("Hartford Bond Fund")
Hartford Capital Appreciation Fund         -- shares of Class IA of Hartford Capital Appreciation Fund, Inc. ("Hartford Capital
  Sub-Account                                 Appreciation")
Hartford Dividend and Growth Fund          -- shares of Class IA of Hartford Dividend and Growth Fund, Inc. ("Hartford Dividend
  Sub-Account                                 and Growth Fund")
Hartford Index Fund Sub-Account            -- shares of Class IA of Hartford Index Fund, Inc. ("Hartford Index Fund")
Hartford International Opportunities Fund  -- shares of Class IA of Hartford International Opportunities Fund, Inc. ("Hartford
  Sub-Account                                 International Opportunities Fund")
Hartford Mortgage Securities Fund          -- shares of Class IA of Hartford Mortgage Securities Fund, Inc. ("Hartford Mortgage
  Sub-Account                                 Securities Fund")
Hartford Stock Fund Sub-Account            -- shares of Class IA of Hartford Stock Fund, Inc. ("Hartford Stock Fund")
HVA Money Market Fund Sub-Account          -- shares of Class IA of HVA Money Market Fund, Inc. ("HVA Money Market Fund")
Putnam VT Diversified Income Fund          -- shares of Putnam VT Diversified Income Fund of the Putnam Variable Trust ("Putnam
  Sub-Account                                 VT Diversified Income Fund")
Putnam VT Global Asset Allocation Fund     -- shares of Putnam VT Global Asset Allocation Fund of the Putnam Variable Trust
  Sub-Account                                 ("Putnam VT Global Asset Allocation Fund")
Putnam VT Global Growth Fund Sub-Account   -- shares of Putnam VT Global Growth Fund of the Putnam Variable Trust ("Putnam VT
                                              Global Growth Fund")
Putnam VT Growth and Income Fund           -- shares of Putnam VT Growth and Income Fund of the Putnam Variable Trust ("Putnam
  Sub-Account                                 VT Growth and Income Fund")
Putnam VT High Yield Fund Sub-Account      -- shares of Putnam VT High Yield Fund of the Putnam Variable Trust ("Putnam VT High
                                              Yield Fund")
Putnam VT Money Market Fund Sub-Account    -- shares of Putnam VT Money Market Fund of the Putnam Variable Trust ("Putnam VT
                                              Money Market Fund")
Putnam VT New Opportunities Fund           -- shares of the Putnam VT New Opportunities Fund of the Putnam Variable Trust
  Sub-Account                                 ("Putnam VT New Opportunities Fund")
Putnam VT U.S. Government and High         -- shares of Putnam VT Government and High Quality Bond Fund of the Putnam Variable
  Quality Bond Sub-Account                    Trust ("Putnam VT Government and High Quality Bond Fund")
Putnam VT Utilities Growth and Income      -- shares of Putnam VT Utilities Growth and Income Fund of the Putnam Variable Trust
  Fund Sub-Account                            ("Putnam VT Utilities Growth and Income Fund")
Putnam VT Voyager Fund Sub-Account         -- shares of Putnam VT Voyager Fund of the Putnam Variable Trust ("Putnam VT Voyager
                                              Fund")
Fidelity VIP Equity-Income Portfolio       -- shares of Fidelity VIP Equity-Income Portfolio of the Variable Insurance Products
  Sub-Account                                 Fund ("Fidelity VIP Equity-Income Portfolio")
Fidelity VIP Overseas Portfolio            -- shares of Fidelity VIP Overseas Portfolio of the Variable Insurance Products Fund
  Sub-Account                                 ("Fidelity VIP Overseas Portfolio")
Fidelity VIP II Asset Manager Portfolio    -- shares of Fidelity VIP II Asset Manager Portfolio of the Variable Insurance
  Sub-Account                                 Products Fund II ("Fidelity VIP II Asset Manager Portfolio")


--------------------------------------------------------------------------------
IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.
--------------------------------------------------------------------------------
THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS       , 1998.

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS................    9
   General.............................................................    9
   Premiums............................................................    9
     Premium Payment Flexibility.......................................    9
     Allocation of Premium Payments....................................    9
     Accumulation Units................................................   10
     Accumulation Unit Values..........................................   10
     Premium Limitation................................................   10
     Account Values....................................................   10
     Amount Payable on Surrender of the Policy.........................   10
     Load Refund.......................................................   10
     Partial Withdrawals...............................................   11
   Transfers of Account Value..........................................   11
     Amount and Frequency of Transfers.................................   11
     Transfers of Account Values to or from Sub-Accounts...............   11
     Transfers from the Fixed Account..................................   11
     Dollar Cost Averaging Option......................................   11
   Policy Loans........................................................   12
     Loan Interest.....................................................   12
     Credited Interest.................................................   12
     Preferred Loan....................................................   12
     Loan Repayments...................................................   12
     Termination Due to Excessive Indebtedness.........................   12
     Effect of Loans on Account Value..................................   12
   Death Benefit.......................................................   12
     Death Benefit Options.............................................   13
     Option Change.....................................................   13
     Death Benefit Guarantee...........................................   13
     Minimum Death Benefit.............................................   13
     Unscheduled Increases and Decreases in Face Amount................   13
   Benefits at Maturity................................................   14
   Lapse and Reinstatement.............................................   14
     Policy Lapse and Grace Period.....................................   14
     Death Benefit Guarantee Default and Grace Period..................   14
     Reinstatement.....................................................   14
   The Right to Examine or Exchange a Policy...........................   14
   Surrender...........................................................   15
   Valuation of Payments and Transfers.................................   15
   Application for a Policy............................................   15
   Reduced Charges for Eligible Groups.................................   15
   Deductions from the Premium.........................................   15
     Premium Processing Charge.........................................   15
     Premium Tax Charge and Federal Tax Charge.........................   15
     Front-End Sales Load..............................................   15
   Deductions and Charges from the Account Value.......................   16
     Monthly Deduction Amounts.........................................   16
     Charges Against the Funds.........................................   17
     Taxes.............................................................   17
 HARTFORD..............................................................   17
 SEPARATE ACCOUNT VL II................................................   17
   General.............................................................   17

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------


                                                                         PAGE
                                                                         ----
   Funds...............................................................   17
     Hartford Funds....................................................   18
     Putnam Funds......................................................   18
     Fidelity VIP Funds................................................   19
   Investment Adviser..................................................   20
     Hartford Funds....................................................   20
     Putnam Funds......................................................   20
     Fidelity VIP Funds................................................   20
 THE FIXED ACCOUNT.....................................................   21
 OTHER MATTERS.........................................................   21
   Voting Rights.......................................................   21
   Statements to Policy Owners.........................................   22
   Limit on Right to Contest...........................................   22
   Misstatement as to Age..............................................   22
   Payment Options.....................................................   22
   Beneficiary.........................................................   22
   Assignment..........................................................   23
   Dividends...........................................................   23
 SUPPLEMENTAL BENEFITS.................................................   23
   Last Survivor Exchange Option Rider.................................   23
   Estate Protection Rider.............................................   23
   Maturity Date Extension Rider.......................................   23
   Yearly Renewable Term Life Insurance Rider..........................   23
 EXECUTIVE OFFICERS AND DIRECTORS......................................   23
 DISTRIBUTION OF THE POLICIES..........................................   27
 SAFEKEEPING OF SEPARATE ACCOUNT VL II'S ASSETS........................   27
 FEDERAL TAX CONSIDERATIONS............................................   27
   General.............................................................   27
   Taxation of Hartford and the Separate Account.......................   27
   Income Taxation of Policy Benefits -- Generally.....................   28
   Diversification Requirements........................................   29
   Ownership of the Assets in the Separate Account.....................   29
   Tax Deferral During Accumulation Period.............................   29
   Modified Endowment Contracts........................................   30
   Estate and Generation Skipping Taxes................................   30
   Life Insurance Purchased for Use in Split Dollar Arrangements.......   31
   Federal Income Tax Withholding......................................   31
   Non-Individual Ownership of Policies................................   31
   Other...............................................................   31
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   31
 LEGAL PROCEEDINGS.....................................................   31
 LEGAL MATTERS.........................................................   31
 EXPERTS...............................................................   31
 REGISTRATION STATEMENT................................................   31
 APPENDIX A -- ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH
   SURRENDER VALUES....................................................   32



                THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES.


    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCOUNT VALUE: The value used to determine certain Policy benefits and charges.


ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.


ANNUAL DEATH BENEFIT GUARANTEE PREMIUM: An annual amount of premium shown in a Policy's specifications page required to keep the Death Benefit guarantee in effect and used to calculate the Cumulative Death Benefit Guarantee Premium.



CASH SURRENDER VALUE: The Account Value less all Indebtedness.


CODE: The Internal Revenue Code of 1986, as amended.


COMMISSION: U.S. Securities and Exchange Commission.


COST OF INSURANCE: An amount deducted as part of the Monthly Deduction Amount to help cover Hartford's anticipated mortality costs and other expenses.

CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM: The sum of the number of completed Policy Years plus the completed portion of the current Policy Year (expressed as the number of completed months divided by 12), multiplied by the Annual Death Benefit Guarantee Premium.


DATE OF ISSUE: The date from which the Policy's suicide and incontestability provisions are measured.



DEATH BENEFIT: On the Policy Date, the Death Benefit equals the Face Amount. Thereafter, it may change in accordance with the terms of the Policy.



DEATH BENEFIT OPTION: The Death Benefit Option in effect determines how the Death Benefit is calculated. For a description of the three Death Benefit Options provided, see "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.


DEATH PROCEEDS: The amount which We will pay on the death of the last surviving Insured. This amount equals the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.


FACE AMOUNT: On the Policy Date, the Face Amount equals the initial face amount of a Policy. Thereafter, the Face Amount may be increased or decreased, in accordance with the terms of the Policy.



FIXED ACCOUNT: The portion of the Account Value invested in the General Account.


FUNDS: The registered open-end management investment companies in which assets of the Separate Account may be invested.


GENERAL ACCOUNT: All assets of Hartford other than those allocated to its separate accounts, including the Separate Account.



GUIDELINE ANNUAL PREMIUM: The level annual premium payment necessary to provide the future benefits under a Policy through maturity, based on certain assumptions specified under federal securities laws. These assumptions include mortality charges based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday, an assumed annual net rate of return of 5% per year, and deduction of the guaranteed fees and charges specified in a Policy. For purposes of the Policy, the Guideline Annual Premium is used only in limiting front-end sales loads.


HARTFORD (ALSO "WE," "US," "OUR"): Hartford Life Insurance Company.


IN WRITING: In a written form satisfactory to Us.



INDEBTEDNESS: The outstanding loan on a Policy, including any interest due or accrued.



INSUREDS: The two persons on whose lives a Policy is issued.


ISSUE AGE: As of the Policy Date, the age of each Insured on his/her last birthday.


LOAN ACCOUNT: An account established for any amounts transferred from the Fixed Account and the Sub-Accounts as a result of Policy loans. Amounts are held as collateral and are credited with interest. Amounts held in the Loan Account are not subject to the investment experience of the Separate Account.



MATURITY DATE: The date on which a Policy matures.


MONTHLY ACTIVITY DATE: The Policy Date and the same date in each succeeding month as the Policy Date, except that whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed the next Valuation Day.

MONTHLY DEDUCTION AMOUNT: The fees and charges deducted from the Account Value on the Monthly Activity Date.

NATIONAL SERVICE CENTER: Located in Minneapolis, Minnesota.


NET PREMIUM: The amount of each premium actually allocated to the Account Value, after a deduction, as a percentage of premium, is made for the premium processing charge, premium tax and federal tax charges and front-end sales load attributable to a Policy.



PLANNED PREMIUMS: The amount of premiums that You intend to pay, as indicated on your Policy application and shown on the Policy's specifications page.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------


POLICY: A last survivor flexible premium variable life insurance contract issued by Hartford and described in this Prospectus.


POLICY ANNIVERSARY: An anniversary of the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are determined.


POLICY OWNER (ALSO "YOU," "YOUR"): The person having rights to benefits under a Policy during the lifetime of the two Insureds. A Policy Owner may or may not be one of the Insureds.



POLICY YEAR: An annual period computed from the Policy Date.



PRO RATA BASIS: An allocation method based on the proportion of the Account Value in the Fixed Account and in each Sub-Account.



SEPARATE ACCOUNT (ALSO "SEPARATE ACCOUNT VL II"): An account established by Hartford to separate the assets funding the Policies from other assets of Hartford.



SUB-ACCOUNT: A subdivision of the Separate Account.



TARGET PREMIUM: The amount of level premium required to support a whole life insurance policy with a net interest rate of 5% and a Face Amount equal to the initial Face Amount. The Policy charges used in determining the level premium amount are maximum guaranteed cost of insurance rates for standard risks, actual premium tax rates, a 1.25% premium charge for processing, a 1.25% premium charge for federal tax and other maximum policy deductions or charges, exclusive of any additional rider charges.



VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) on such days.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    SUMMARY

                                   THE POLICY


    This Prospectus has been designed to provide You with the necessary information to make a decision on purchasing the last survivor flexible premium variable life insurance Policy. The Policy is primarily life insurance policies with death benefits, cash values, and other features traditionally associated with life insurance. The Policy is called "last survivor" because the Death Proceeds are paid on the death of the last surviving Insured. The Policy is called "flexible premium" because, once the desired level and pattern of death benefits have been determined, a Policy Owner has considerable flexibility in choosing the timing and amount of premium to be paid. The Policy is called "variable" because, unlike the fixed benefits of an ordinary whole life insurance policy, the Account Value will, and the Death Benefit may, increase or decrease depending on the investment experience of the Funds to which the Net Premium(s) has been allocated.



    The Policy is funded by a Fixed Account and Separate Account VL II. Separate Account VL II is presently comprised of 22 Sub-Accounts, each of which invests exclusively in one of the underlying Funds. If an initial premium is submitted with an application for a Policy, the Net Premium will be allocated to the HVA Money Market Sub-Account. At a later date, the values in the HVA Money Market Sub-Account will be allocated to one or more of the Sub-Accounts or to the Fixed Account, as specified in the Policy Owner's application. This later date is the latest of (1) 45 days after the application is signed, (2) ten days after We mail or personally deliver a Notice of Withdrawal Right, (3) ten days after We receive the initial premium and (4) the date on which We receive the final requirement to put the Policy in force. The Policy is credited with Accumulation Units in each selected Sub-Account, the assets of which are invested in the applicable Fund. A Policy Owner may transfer the assets among the Sub-Accounts and the Fixed Account, subject to a transfer charge. See "Detailed Description of Policy Benefits and Provisions -- Transfers of Account Value," page 11.



                                 POLICY OPTIONS



    Available Policy options are structured to give a prospective Policy Owner and his or her sales agent the ability to select a Policy tailored to the prospective Policy Owner's specific life insurance needs.



    The Policy options fall into three major categories:



    1. Death Benefit Options -- The Policy Owner is able to select various levels and patterns of Death Benefits.



    2. Investment Options -- Currently, the Policy Owner has the choice of allocating the Account Value among a maximum of nine of the Policy's 22 available Sub-Accounts or a maximum of eight of the Policy's 22 Sub-Accounts and the Fixed Account.


    3. Premium Options -- The Policy Owner has the flexibility to choose, within limits, the amount of the initial premium and the amount and frequency of subsequent premiums.

                                 DEATH BENEFIT


    The Policies provide for three Death Benefit Options: (1) a level Death Benefit equal to the Face Amount ("Option A"); (2) the Face Amount plus Return of Account Value Death Benefit ("Option B"); or (3) the Face Amount plus Return of Premium Death Benefit ("Option C"). At the death of the last surviving Insured, We will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. Scheduled and unscheduled increases in Face Amount may be requested. See "Detailed Description of Policy Benefits and Provisions -- Death Benefit," page 12.



                             SEPARATE ACCOUNT VL II



    Separate Account VL II is a separate account established by Hartford pursuant to the insurance laws of the State of Connecticut and organized as a registered unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account VL II meets the definition of "separate account" under federal securities law. Separate Account VL II currently is comprised of 22 Sub-Accounts, each of which invests exclusively in shares of one of the Funds.



    Currently, the Funds are Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Stock Fund, and HVA Money Market Fund; Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Growth Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT U.S. Government and High Quality Bond Fund, Putnam VT Utilities Growth and Income Fund and Putnam VT Voyager Fund; and Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio and Fidelity VIP II Asset Manager Portfolio. Prospective purchasers should read the prospectuses for the Funds accompanying this Prospectus in connection with the purchase of a Policy. For a discussion of the investment objectives of each of the Funds, see "Separate Account VL II," page 17.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


    The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Advisors"), a wholly-owned subsidiary of Hartford. HL Advisors retains Wellington Investment Management, L.L.P. ("Wellington Management") and Hartford Investment Management Company, Inc. ("HIMCO") as investment sub-advisers with respect to the Hartford Funds. The Putnam Funds are advised by Putnam Investment Management, Inc., a subsidiary of Putnam Investments, Inc. The Fidelity VIP Funds are managed by Fidelity Management & Research Company. For more details, see "Separate Account VL II -- Investment Adviser," page 20.



                                 FIXED ACCOUNT


    Premium payments and Account Values may be allocated to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable laws governing the investments of insurance company general accounts.


                                 ACCOUNT VALUE

    As with many other types of insurance policies, each Policy will have an Account Value. The Account Value will increase or decrease to reflect the interest credited to the Fixed Account and the Loan Account, the investment experience of the Sub-Accounts applicable to the Policy and deductions for the Monthly Deduction Amount. There is no minimum guaranteed Account Value and the Policy Owner bears the risk of the investment in the Funds. However, if the Death Benefit guarantee is in effect, the Policy will not lapse due to poor investment performance. See "Detailed Description of Policy Benefits and Provisions -- Premiums -- Account Values," page 10.


                                    PREMIUM

    You have considerable flexibility as to when and in what amounts You pay premiums.


    Prior to Policy issue, You can choose a Planned Premium, within a range determined by Hartford based on the Face Amount and each Insured's sex (except where unisex rates apply), Issue Age and risk classification.



    The Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the Death Benefit guarantee is in effect. See "Detailed Description of Policy Benefits and Provisions -- Lapse and Reinstatement," page 14.



    The minimum premium subsequent to the initial premium is $50. We reserve the right to refund any excess premium that would cause a Policy not to meet the tax qualification guidelines for life insurance under the Code.



    There are circumstances (usually if a Policy Owner wants to prefund future benefits in seven years or less) when a Policy may become a Modified Endowment Contract under federal tax law. If these circumstances were to occur, loans and other predeath distributions are includable in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Prospective purchasers and Policy Owners are advised to consult a qualified tax adviser before taking steps that may affect whether a Policy becomes a Modified Endowment Contract. See "Federal Tax Considerations -- Modified Endowment Contracts," page 30, for a discussion of the "seven-pay test."


                          DEDUCTIONS FROM THE PREMIUM


    Before the premium is allocated to the Account Value, a deduction as a percentage of premium is made for the premium processing charge, premium tax and federal tax charge and front-end sales load. The amount of each premium (after such deductions) allocated to the Account Value is Your Net Premium.


                           PREMIUM PROCESSING CHARGE


    A 1.25% charge is deducted from each premium payment for premium collection costs and premium and processing costs with respect to a Policy.


                   PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE


    We deduct, as a percentage of each premium, a premium tax charge to cover premium-based taxes assessed against Hartford by a state or other governmental entity. Such percentage will vary by jurisdiction, depending on the tax rates in effect when a Policy is issued. The range for such premium taxes generally is between 0% and 4%.


    We also deduct a current charge of 1.25% of each premium for federal taxes imposed under Section 848 of the Code.

                              FRONT-END SALES LOAD


    The front-end sales load is a charge deducted from each premium. The current and maximum front-end sales load for premiums paid up to the Target Premium is 50% in the first Policy Year, 15% in Policy Years 2 through 5, 10% in Policy Years 6 through 10, and 2% in Policy Years 11 through 20. After Policy Year 20, the current front-end sales load is 0%, with a maximum of 2%.



    The current and maximum front-end sales load for premiums paid in excess of the Target Premium is 9% in Policy Year 1, 4% in Policy Years 2 through 10 and 2% in Policy Years 11 through 20. After Policy Year 20, the current front-end sales load is 0%, with a maximum of 2%.

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    Front-end sales loads, which cover expenses relating to the sale and distribution of the Policies, may be reduced for certain sales of Policies under circumstances which may result in savings of such sales and distribution expenses.


                             DEDUCTIONS AND CHARGES
                             FROM THE ACCOUNT VALUE


    We will subtract amounts from Your Account Value to provide for the Monthly Deduction Amount. Such deductions will be taken on a Pro Rata Basis from the Fixed Account and the Sub-Accounts on each Monthly Activity Date.



    The Monthly Deduction Amount equals the sum of:



(a) the Cost of Insurance;



(b) the charges for additional benefits provided by rider, if any;



(c) the charges for "special" insurance class rating, if any;



(d) the monthly administrative fee and issue charge;



(e) the mortality and expense risk charge, and


(f) any Face Amount increase fee.


    Hartford may also set up a provision for income taxes against the assets of Separate Account VL II. See "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges from the Account Value," page 16, and "Federal Tax Considerations," page 27.


    Applicants should review the prospectuses for the Funds which accompany this Prospectus for a description of the charges assessed against the assets of each of the Funds.

                           Charges Against the Funds


    Separate Account VL II purchases shares of the Funds at net asset value. The net asset value of Fund shares reflects investment advisory fees and administrative and other expenses already deducted from the assets of the Funds. See "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges From the Account Value -- Charges Against the Funds," page 17.



    The following table shows annual Fund operating expenses for the year ended December 31, 1996:



                         ANNUAL FUND OPERATING EXPENSES
                        (AS A PERCENTAGE OF NET ASSETS)



                                                                   OTHER
                                                MANAGEMENT        EXPENSES
                                                   FEES         (ABSENT ANY      TOTAL FUND
                                               (ABSENT ANY        EXPENSE         OPERATING
FUND NAME                                      FEE WAIVERS)   REIMBURSEMENTS)     EXPENSES
---------------------------------------------  ------------   ----------------   -----------
Hartford Advisers Fund.......................    0.615%           0.017%           0.632%
Hartford Bond Fund...........................    0.490%           0.030%           0.520%
Hartford Capital Appreciation Fund...........    0.629%           0.017%           0.646%
Hartford Dividend and Growth Fund............    0.709%           0.017%           0.726%
Hartford Index Fund..........................    0.374%           0.019%           0.393%
Hartford International Opportunities Fund....    0.691%           0.095%           0.786%
Hartford Mortgage Securities Fund............    0.424%           0.029%           0.453%
Hartford Stock Fund..........................    0.441%           0.016%           0.457%
HVA Money Market Fund........................    0.423%           0.021%           0.444%
Putnam VT Diversified Income Fund............    0.700%           0.130%           0.830%
Putnam VT Global Asset Allocation Fund.......    0.680%           0.150%           0.830%
Putnam VT Global Growth Fund.................    0.600%           0.160%           0.760%
Putnam VT Growth and Income Fund.............    0.490%           0.050%           0.540%
Putnam VT High Yield Fund....................    0.680%           0.080%           0.760%
Putnam VT Money Market Fund (1)..............    0.450%           0.100%           0.550%
Putnam VT New Opportunities Fund.............    0.630%           0.090%           0.720%
Putnam VT US Government and High Quality Bond
 Fund........................................    0.620%           0.070%           0.690%
Putnam VT Utilities Growth and Income Fund
 (2).........................................    0.690%           0.090%           0.780%
Putnam VT Voyager Fund.......................    0.570%           0.060%           0.630%
Fidelity VIP Equity-Income Portfolio (3).....    0.510%           0.070%           0.580%
Fidelity VIP Overseas Portfolio (3)..........    0.760%           0.170%           0.930%
Fidelity VIP II Asset Manager Portfolio
 (3).........................................    0.640%           0.100%           0.740%


------------


(1) Other expenses for Putnam VT Money Market Fund have been restated to reflect the cost of certain insurance purchased by such Fund. See "Putnam VT Money Market Fund -- Insurance" in the Fund's prospectus accompanying this Prospectus. Actual other expenses and total Fund operating expenses were 0.080% and 0.530%, respectively.



(2) On July 11, 1996, shareholders approved an increase in the fees payable to Putnam Management under the management contract for Putnam VT Utilities Growth and Income Fund. The management fees and total expenses shown in the table have been restated to reflect the increase. Actual management fees and total expenses were 0.640% and 0.730%, respectively.

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------


(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Absent these reductions, the total operating expenses presented in the table would have been 0.560% for Fidelity VIP Equity-Income Portfolio, 0.920% for Fidelity VIP Overseas Portfolio and 0.730% for Fidelity VIP II Asset Manager Portfolio.



                                  POLICY LOANS



    A Policy Owner may obtain a cash loan from Hartford. The loan is secured by the Policy. At the time such loan is requested, Indebtedness may not exceed 90% of the Account Value. See "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 12.



                                   SURRENDER



    At any time prior to the Maturity Date, You may surrender Your Policy, provided Your Policy has a Cash Surrender Value. See "Detailed Description of Policy Benefits and Provisions -- Surrender," page 15.


                  THE RIGHT TO EXAMINE OR EXCHANGE THE POLICY


    Any person purchasing a Policy has a limited right to return such Policy for cancellation. If a purchaser returns a Policy (a) within ten days after receiving such Policy, (b) ten days after We mail or personally deliver a Notice of Withdrawal Right or (c) within 45 days after completion of the application for the Policy, whichever is latest (subject to applicable state regulation), Hartford, within seven business days thereafter, will return to such Policy Owner the greater of (a) the premium paid minus any Indebtedness, or (b) the sum of (1) the Account Value, minus any Indebtedness, on the date the returned Policy is received by Hartford or by its agent, and (2) any deductions under such Policy or by the Funds for taxes, charges or fees.



    Additionally, once a Policy is in effect and during the first 24 months after its Date of Issue, a Policy may be exchanged, without submitting proof of insurability, for a non-variable last survivor life insurance policy offered by Us on the life of the Insureds.


             DETAILED DESCRIPTION OF POLICY BENEFITS AND PROVISIONS

                                    GENERAL


    This Prospectus describes a last survivor flexible premium variable life insurance Policy that offers a Policy Owner considerable flexibility in selecting the timing and amount of premium payments.


                                    PREMIUMS

PREMIUM PAYMENT FLEXIBILITY


    You have considerable flexibility as to when and in what amounts You pay premiums under Your Policy.



    Prior to Policy issue, You can choose a Planned Premium, within a range determined by Hartford, based on the Face Amount and each Insured's sex (except where unisex rates apply), Issue Age and risk classification. We will send You premium notices for Planned Premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from Your checking account. The Planned Premiums and payment mode You select are shown on Your Policy's specifications page. You may change the Planned Premiums, subject to Our minimum amount rules then in effect.



    A Policy will not lapse as long as the Cash Surrender Value is sufficient to cover the Monthly Deduction Amounts or the Death Benefit guarantee is in effect. For more details, see, "Lapse and Reinstatement," page 14.


ALLOCATION OF PREMIUM PAYMENTS


    The initial Net Premium will be allocated to the HVA Money Market Sub-Account on the later of the Policy Date or the date We receive Your initial premium payment.



    The Account Value in the HVA Money Market Sub-Account will then be allocated to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the Your Policy application on the latest of: (1) 45 days after the Policy application is signed, (2) ten days after We receive the premium payment,
(3) ten days after We mail or personally deliver a Notice of Withdrawal Right to You, and (4) the date We receive the final requirement to put Your Policy in force.



    Any additional Net Premiums received by Us prior to such date will be allocated to the HVA Money Market Sub-Account. The minimum premium subsequent to the initial premium payment is $50.



    You may change Your premium allocation upon request In Writing. Portions of the premium allocated to the Fixed Account and the Sub-Accounts must be whole percentages of 10% or more of the total premium. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to Your most recent written instructions; provided that, currently, Your Account Value may be allocated to a maximum of nine Sub-Accounts or eight Sub-Accounts and the Fixed Account. (Hartford

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


reserves the right to increase the number of allocable investment options to more than nine in the future.) If We receive a premium payment and Your most recent premium allocation instructions would violate the foregoing allocation limitation, We will allocate the Net Premium to the Fixed Account and the Sub-Accounts on a Pro Rata Basis.



    A Policy Owner receives several different types of notifications as to what his or her current premium allocation is. The initial allocation chosen by a Policy Owner is shown in his or her Policy. Each transaction confirmation received after a premium payment is received by Hartford will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such Policy.


ACCUMULATION UNITS


    Net Premiums allocated to the Sub-Accounts are used to credit Accumulation Units to such Sub-Accounts.



    The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to the HVA Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the value of the Accumulation Units in that particular Sub-Account next computed following receipt of such premium payment. The resulting figure is the number of Accumulation Units to be credited to each Sub-Account.


ACCUMULATION UNIT VALUES


    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.



    All valuations in connection with a Policy, e.g., with respect to determining Account Value, in connection with Policy loans, or in calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by Hartford at the National Service Center, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.


PREMIUM LIMITATION


    If premiums are received which would cause a Policy to fail to meet the definition of a life insurance policy in accordance with the Code, We reserve the right to refund the excess premium payments and any interest thereon within 60 days after the end of a Policy Year.


    A premium payment that results in an increase in the Death Benefit greater than the amount of the premium will be accepted only after We approve evidence of insurability.

ACCOUNT VALUES

    As with traditional life insurance, each Policy will have an Account Value. There is no minimum guaranteed Account Value.


    The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts.



    A Policy's Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of Accumulation Units in each Sub-Account as of the Valuation Day by the then current value of the Accumulation Units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A Policy's Account Value equals the Account Value with respect to the Policy in all of the Sub-Accounts plus the value of the Fixed Account and the Loan Account. A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Account Value less any Indebtedness. See "-- Accumulation Unit Values," above.



AMOUNT PAYABLE ON SURRENDER OF A POLICY



    As long as the Policy is in effect, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the later of (a) the date Hartford receives the Policy Owner's request In Writing or (b) the date requested by the Policy Owner. The Policy will terminate on the later of (a) the date of receipt by Hartford of the request In Writing and (b) the date the Policy Owner requests, In Writing, the surrender to be effective.


LOAD REFUND


    If a Policy is surrendered during the first two Policy Years, the Policy Owner may be entitled to payment of a

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------


refund in addition to the Cash Surrender Value. The refund will be equal to the excess, if any, of the sum of the actual front-end sales load charged to date, divided by the sum of:



1. 30% of payments in aggregate amount less than or equal to one Guideline Annual Premium plus 10% of payments in aggregate amount greater than one Guideline Annual Premium but not more than two Guideline Annual Premiums; and


2.  9% of each payment made in excess of two Guideline Annual Premiums.

PARTIAL WITHDRAWALS


    One partial withdrawal is allowed per month (i.e., between any successive Monthly Activity Dates). The minimum partial withdrawal allowed is $500. The maximum partial withdrawal is the Cash Surrender Value, minus $1,000. If the Death Benefit Option then in effect is Option A or Option C (see "-- Death Benefit -- Death Benefit Options," page 12), the Face Amount is reduced by the amount of any partial withdrawal. The minimum Face Amount required after a partial withdrawal is subject to Our rules then in effect. Unless specified otherwise, the partial withdrawal will be deducted on a Pro Rata Basis from the Fixed Account and the Sub-Accounts. Currently, Hartford does not impose a partial withdrawal charge. However, Hartford reserves the right to impose in the future a partial withdrawal charge of up to $50.


                           TRANSFERS OF ACCOUNT VALUE

AMOUNT AND FREQUENCY OF TRANSFERS


    Upon request and as long as Your Policy is in effect, You may transfer amounts among the Fixed Account and the Sub-Accounts. Transfers may be made by request In Writing or by calling Our National Service Center at 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, We may be liable for any losses due to unauthorized or fraudulent instructions. The procedures We follow for transactions initiated by telephone include requiring callers to provide certain identifying information for themselves (if such callers are not Policy Owners) and the Policy Owner. All transfer instructions communicated to Us by telephone are tape recorded.



    The amounts which may be transferred and the number of transfers will be limited by Our rules then in effect.



    Currently, there is no charge for the first transfer in any calendar month. Each subsequent transfer is subject to a transfer charge of up to $25.



    We reserve the right to limit at a future date the size of transfers and remaining balances and to limit the number and frequency of transfers of Account Value.



TRANSFERS OF ACCOUNT VALUE TO OR FROM SUB-ACCOUNTS



    In the event of a transfer of Account Value from a Sub-Account, the number of Accumulation Units credited to such will be reduced. The reduction will be determined by dividing (1) the amount transferred; by (2) the value of the Accumulation Units in that Sub-Account determined as of the next Valuation Day after We receive Your transfer request In Writing.



    In the event of a transfer to a Sub-Account, We will increase the number of Accumulation Units credited to the Sub-Account. Such increase will equal the result of dividing (1) the amount transferred, by (2) value of the Accumulation Units in the Sub-Account determined as of the next Valuation Day after We receive Your request for transfer In Writing.


TRANSFERS FROM THE FIXED ACCOUNT


    In addition to the conditions set forth above, transfers from the Fixed Account are subject to the following:



(a) the transfer must occur during the 30-day period following each Policy Anniversary; and;



(b) if Your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any Policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date.


DOLLAR COST AVERAGING OPTION


    You may elect to allocate Your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the dollar cost averaging (DCA) option. If You choose the DCA option, Your Net Premiums will be deposited into the HVA Money Market Sub-Account. Amounts will be withdrawn monthly from the HVA Money Market Sub-Account and will be allocated to the other investment options, in accordance with Your premium allocation instructions. The transfer date will be the monthly anniversary of the first transfer under Your initial DCA election. The first transfer will commence within five business days after Hartford receives Your initial election, made either In Writing or by telephone, subject to the telephone transfer procedures described above. The dollar amount will be allocated to the investment options that You specify, in the proportions that You specify. If, on any transfer date, Your Cash Value allocated to the HVA Money Market Account is less than the amount You have elected to transfer, Your DCA program will terminate.

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    You may cancel Your DCA election by notice In Writing to Hartford or by calling Our National Service Center at 1-800-231-5453.



    The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows Policy Owners to take advantage of market fluctuations. Since the same dollar amount is transferred to other investment options at set intervals, the DCA program allows You to purchase more Accumulation Units when prices are low and fewer Accumulation Units when prices are high. Therefore, a lower average cost per Accumulation Unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against loss in a declining market. Policy Owners who choose the DCA option should have the financial ability to continue making investments through periods of low price levels.


                                  POLICY LOANS

    As long as the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), a cash loan from Hartford. The total Indebtedness at the time of the new loan (including the accrued interest on prior loans plus the currently applied for loan) may not exceed 90% of the Account Value.

    The amount of each loan will be transferred on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts (unless the Policy Owner specifies otherwise) to the Loan Account. The Loan Account is a mechanism used to ensure that any outstanding Indebtedness remains fully secured by the Account Value.

LOAN INTEREST

    Interest will accrue daily on the Indebtedness at the Policy Loan Rate, which is the interest rate as shown in the Policy. The difference between the value of the Loan Account and the Indebtedness will be transferred on a Pro Rata Basis from the Fixed Account and Sub-Accounts to the Loan Account on each Monthly Activity Date.

CREDITED INTEREST


    A Loan Account, other than a Loan Account established pursuant to a Preferred Loan as described in the subsection entitled "Policy Loans -- Preferred Loan," will be credited with interest in the following manner: During the first ten Policy Years, any amounts in the Loan Accounts will be credited with interest at the rate of 2% (in most states). For Policy Years 11 and beyond, a Loan Account will be credited with interest at the rate of 3% (in most states).


PREFERRED LOAN


    If, at any time after the tenth Policy Anniversary, the Account Value exceeds the total of all premiums paid since issue, a Preferred Loan is available. The amount available for a Preferred Loan is the amount by which the Account Value exceeds total premiums paid. The amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate equal to 4% (in most states). The amount of Indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date.


LOAN REPAYMENTS


    You can repay any part of or the entire Indebtedness at any time while Your Policy is in force and either of the Insureds is alive. The amount of the Policy loan repayment will be deducted from the Loan Account and will be allocated among the Fixed Account and the Sub-Accounts in the same percentage as premiums are allocated.


TERMINATION DUE TO EXCESSIVE INDEBTEDNESS


    If total Indebtedness equals or exceeds Account Value, Your Policy will terminate 61 days after We have mailed notice to Your last known address and to the last known address of any assignees of record. If sufficient loan repayment is not made by the end of such 61 day period, Your Policy will terminate without value.


EFFECT OF LOANS ON ACCOUNT VALUE


    A Policy loan, whether or not repaid, will have a permanent effect on Your Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a Policy loan is outstanding, the greater the effect on Your Account Value likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no Policy loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no Policy loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the Death Proceeds and the Cash Surrender Value otherwise payable.


                                 DEATH BENEFIT


    Each Policy provides for the payment of the Death Proceeds to the named beneficiary upon the death of the last surviving Insured. The Death Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The Death Benefit depends on the Death Benefit Option You select, the minimum Death Benefit provision, and whether or not the Death Benefit guarantee is in effect.

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS


    There are three Death Benefit Options: the Level Death Benefit Option ("Option A"), the Return of Account Value Death Benefit Option ("Option B") and the Return of Premium Death Benefit Option ("Option C"). Subject to the minimum Death Benefit described below, the Death Benefit under each option is as follows:



1.  Under Option A, the Face Amount.



2.  Under Option B, the Face Amount plus the Account Value.



3.  Under Option C, the Face Amount plus the sum of the premiums paid.


OPTION CHANGE


    You may change Your Death Benefit Option to Option A or Option B without evidence of insurability. If a change to Option A is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change. If a change to Option B is elected, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change, reduced by the then-current Account Value. Changing Your Death Benefit Option does not result in any fees or charges against Your Policy. However, you should consult a competent tax adviser regarding the possible adverse tax consequences resulting from a change in Your Death Benefit Option.


DEATH BENEFIT GUARANTEE


    The Death Benefit guarantee is a Policy feature that is attached to every Policy at issue. If the premiums paid during Policy Year 1 are less than the Annual Death Benefit Guarantee Premium shown in the Policy, then the Death Benefit guarantee will be removed the Policy.



    After Policy Year 1 and through Policy Year 5, the Death Benefit guarantee will be in effect as long as the cumulative premiums paid into the Policy, less any withdrawals from the Policy, equal or exceed the Cumulative Death Benefit Guarantee Premium. The Death Benefit guarantee period will expire at the end of Policy Year 5.



    If the Death Benefit guarantee is in effect, payment of the Face Amount upon the death of the last surviving Insured will be guaranteed regardless of a Policy's investment performance. The Death Benefit guarantee is in effect if:



(a) the Death Benefit guarantee period has not expired; and



(b) on each Monthly Activity Date, the cumulative premiums paid into a Policy, less withdrawals from such Policy, equal or exceed the Cumulative Death Benefit Guarantee Premium.


MINIMUM DEATH BENEFIT


    Notwithstanding the above, Your Policy has a minimum Death Benefit equal to the Account Value multiplied by a percentage specified in Your Policy. This percentage varies according to the Policy Year and each Insured's Issue Age, sex (where unisex rates are not used) and insurance class, but may be increased by You in Your Policy application.



EXAMPLES OF MINIMUM DEATH BENEFIT:


                                             A           B
                                         ----------  ----------
Face Amount............................  $  100,000  $  100,000
Account Value on Date of Death.........      46,500      34,000
Specified Percentage...................        250%        250%
Death Benefit Option...................       Level       Level


    In Example A, the minimum Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the Death Proceeds payable to the beneficiary.


    In Example B, the minimum Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).


    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 22.


UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT

    At any time after the first Policy Year, You may request In Writing a change in the Face Amount.

    The minimum amount by which the Face Amount can be increased or decreased is based on Our rules then in effect.


    All requests to increase the Face Amount must be applied for on a new application and accompanied by Your Policy. All requests will be subject to evidence of insurability satisfactory to Us. Any increase approved by Us will be effective on the date shown on the new Policy specifications page, provided that the deduction for the Cost of Insurance for the first month is made.



    Each unscheduled increase in Face Amount is subject to an increase fee of $.05 per $1,000 of each increase per month for the first five Policy Years from the effective date of each increase.



    An unscheduled decrease in the Face Amount will be effective on the Monthly Activity Date following the date We receive the request In Writing. The remaining Face Amount must not be less than that specified in Our minimum rules then in effect.

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    We reserve the right to limit the number of increases or decreases made under a Policy to no more than one in any 12 month period.


                              BENEFITS AT MATURITY


    If either Insured is living on the Maturity Date, on surrender of Your Policy to Hartford, Hartford will pay to You the Cash Surrender Value. On the Maturity Date, Your Policy will terminate and Hartford will have no further obligations under such Policy.


                            LAPSE AND REINSTATEMENT

POLICY LAPSE AND GRACE PERIOD


    A Policy will be in default on any Monthly Activity Date on which its Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount. A 61-day period, called the "grace period," will begin from the date of default. Hartford will mail the Policy Owner and any assignee written notice of the amount of premium that will be required to continue the defaulting Policy in force at least 30 days before the end of the grace period. The premiums required will be no greater than the amount required to pay three Monthly Deduction Amounts as of the day the grace period began. Unless the Death Benefit Guarantee is in effect, such Policy will terminate without value if the required premium is not paid by the end of the grace period. If the Death Benefit guarantee is in effect and sufficient premium has not been paid by the end of the grace period, the Death Benefit will be reduced to the Face Amount and any riders will no longer be in force. If the last surviving Insured dies during the grace period, We will pay the Death Proceeds.


DEATH BENEFIT GUARANTEE DEFAULT AND GRACE PERIOD

    If the cumulative premiums, less withdrawals, are not sufficient to maintain the Death Benefit guarantee in effect, the lapse and grace period provisions for the Death Benefit guarantee will apply as follows:

    On every Monthly Activity Date during the Death Benefit guarantee period, We will compare the cumulative premiums received, less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the Death Benefit guarantee period in effect.


    If the cumulative premiums received, less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the Death Benefit guarantee will be deemed to be in default as of that Monthly Activity Date. A grace period of 61 days from the date of default will begin. We will mail to You and any assignee written notice of the amount of premium required to continue the Death Benefit guarantee.



    At the end of the grace period under a five year guarantee period, the Death Benefit guarantee will be removed from the Policy if We have not received the amount of the required premium. You will receive a written notification of the change.


REINSTATEMENT

    Unless the Policy has been surrendered, the Policy may be reinstated prior to the Maturity Date, provided:

(a) the Insureds alive at the end of the grace period are also alive on the date of reinstatement;


(b) You make Your request In Writing within five years from the date the Policy lapsed;



(c) You submit to Us satisfactory evidence of insurability;



(d) any Policy Indebtedness is repaid or carried over to the reinstated Policy; and



(e) You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep Your Policy in force for three months after the date of reinstatement.


    The Account Value on the reinstatement date will reflect:


(a) the Account Value at the time of termination; plus


(b) Net Premiums derived from premiums paid at the time of reinstatement.


                   THE RIGHT TO EXAMINE OR EXCHANGE A POLICY



    A Policy Owner has a limited right to return a Policy for cancellation. If a Policy is returned, by mail or personal delivery to Hartford or to the agent who sold such Policy, (a) to be canceled within ten calendar days after receipt of the Policy by the Policy Owner, (b) within ten days of Hartford's mailing or personal delivery of a Notice of Right to Withdraw, or (c) within 45 days of completion of the Policy application (whichever is later, and subject to applicable state regulation), Hartford will return to such Policy Owner, within seven days thereafter, the greater of the premium paid, less any Indebtedness, or the sum of (1) the Account Value, less any Indebtedness, on the date the returned Policy is received by Hartford or its agent and (2) any deductions under such Policy or by the Funds for taxes, charges or fees.



    Once a Policy is in effect, it may be exchanged during the first 24 months after its issuance for a non-variable last survivor life insurance policy offered by Us or an affiliate on the life of the Insureds. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount at risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classifications as the Policy for which the policy was exchanged. An exchange of a Policy under these circumstances should be a tax-free transaction under Section 1035 of the Code.

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------

                                   SURRENDER


    At any time prior to the Maturity Date, provided Your Policy has a Cash Surrender Value, You may surrender Your Policy to Us. We will pay You the Cash Surrender Value. Our liability under the Policy will cease as of the date of Your request for surrender.


                      VALUATION OF PAYMENTS AND TRANSFERS

We value the Policy on every Valuation Day.

    We will pay Death Proceeds, Cash Surrender Values, Partial Withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after We receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.



    Hartford may defer payment of any amounts not allocable to the Sub-Accounts for up to six months from the date on which We receive the request In Writing.


                            APPLICATION FOR A POLICY

    Individuals wishing to purchase a Policy must submit an application to Hartford. Within limits, an applicant may choose the initial Face Amount. Policies generally will be issued only on the lives of Insureds between the ages of 20 and 80 who supply evidence of insurability satisfactory to Hartford. (Hartford may extend the age 80 limit to higher ages for the older Insured, in which case certain age and risk classification restrictions on the younger Insured will apply.) Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.


    A Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and the initial premium payment. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date and Policy Years.


                      REDUCED CHARGES FOR ELIGIBLE GROUPS


    Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific plan, in accordance with Our rules in effect as of the date the application for a Policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary, based on such factors as the size of the plan, the purposes for which Policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in Separate Account VL II.


                          DEDUCTIONS FROM THE PREMIUM

    Before the allocation of the premium to the Account Value, a deduction as a percentage of premium is made for the premium processing charge, premium tax and federal tax charge and front-end sales load. The amount of each premium allocated to the Account Value is Your Net Premium.

PREMIUM PROCESSING CHARGE

    A 1.25% charge is deducted from each premium payment for premium collection costs and premium and Policy processing costs.

PREMIUM TAX CHARGE AND FEDERAL TAX CHARGE


    We deduct a percentage of each premium as a premium tax charge to cover premium-based taxes assessed against Us by a state or other governmental entity. This percentage will vary by locale, depending on the tax rates in effect when the Policy is issued. The range of such charge generally is between 0% and 4%.



    We also deduct as a percentage of each premium a 1.25% charge to cover the estimated costs to Us of the federal income tax treatment of the Policies' deferred acquisition costs under Section 848 of the Code. We have determined that this charge is reasonable in relation to Our increased federal income tax burden resulting from the receipt of premiums.


FRONT-END SALES LOAD


    The front-end sales load is a charge deducted from each premium based on the amount of premium paid in relation to the Target Premium and the Policy Year in which the premium is paid. For a definition of "Target Premium," see "Special Terms," page 4.



    Both the current and maximum front-end sales loads for premiums paid up to the Target Premium is 50% in the first Policy Year, 15% in Policy Years 2 through 5, 10% in Policy Years 6 through 10, and 2% in Policy Years 11 through
20. Thereafter, the current front-end sales load is 0%, with a maximum of 2%.



    Both the current and maximum front-end sales loads for premiums paid in excess of the Target Premium is 9% in

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Policy Year 1, 4% in Policy Years 2 through 10 and 2% in Policy Years 11 through
20. Thereafter, the current front-end sales load is 0%, with a maximum of 2%.


    Front-end sales loads which cover expenses relating to the sale and distribution of the Policies may be reduced for certain sales of the Policies under circumstances which may result in savings of such sales and distribution expenses.



EXAMPLE OF FRONT-END SALES LOADS/IMPACT OF REFUND OF LOAD



    An example of the actual front-end sales loads and the impact of the load refund, if any (see "Detailed Description of Policy Benefits and Provisions -- Premiums -- Load Refund," page 10), for a Policy is shown below. This example uses the same specific information (i.e., Issue Age, Face Amount, premium level, etc.) as the illustration on page 31 of this Prospectus.



Death Benefit Option:       Level
Face Amount:                $1,000,000
Issue Ages/Sex/Class:       65/Male/Preferred
                            65/Female/Preferred
Guideline Annual Premium:   $36,042
Annual Planned Premium:     $27,000



IMPACT OF FRONT-END SALES LOAD/REFUND OF LOADS



            CUMULATIVE    CUMULATIVE     CUMULATIVE       AMOUNT OF
 POLICY      PREMIUM      FRONT-END    NON-REFUNDABLE    REFUND UPON
  YEAR         PAID       SALES LOAD     SALES LOAD       SURRENDER
---------  ------------  ------------  ---------------  -------------
    1      $  27,000.00  $  12,771.00   $    8,098.96    $  4,672.04
    2         54,000.00     16,602.30       12,548.31       4,053.99


                          DEDUCTIONS AND CHARGES FROM
                               THE ACCOUNT VALUE

MONTHLY DEDUCTION AMOUNTS


    On the Policy Date and on each subsequent Monthly Activity Date, Hartford will deduct the Monthly Deduction Amount from the Account Value to cover certain charges and expenses incurred in connection with a Policy. Each Monthly Deduction Amount will be deducted on a Pro Rata Basis from the Fixed Account and each of the Sub-Accounts. The Monthly Deduction Amount will vary from month to month.



    The Monthly Deduction Amount equals the sum of:



(a) the charge for the Cost of Insurance;



(b) the charges for additional benefits provided by rider, if any;



(c) the charges for "special" insurance class rating, if any;



(d) the monthly administrative fee and issue charge;



(e) the mortality and expense risk charge; and


(f) any Face Amount increase fee.

    (A) Cost of Insurance Charge

    The charge for the Cost of Insurance is equal to:


     (i) the Cost of Insurance rate per $1,000, multiplied by



     (ii) the amount at risk, divided by



    (iii) 1,000.


      The amount at risk equals the Death Benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.


      The Cost of Insurance covers Hartford's anticipated mortality costs. For standard risks, the Cost of Insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged a higher Cost of Insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insureds' risk classes. Hartford will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue ages, sexes and risk classes and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insureds' health.



      Because a Policy Owner's Account Value and Death Benefit may vary from month to month, the Cost of Insurance may also vary on each Monthly Activity Date.


    (B) Rider Charge


      If a Policy includes riders, a charge applicable to the riders is made from the Account Value on each Monthly Activity Date.



      The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider.



      For a description of the riders available, see "Supplemental Benefits," page 23.



    (C) Special Insurance Class Charge


      A charge for a special insurance class rating of an Insured may be made against the Account Value, if applicable. This charge is to compensate Hartford for the additional mortality risk associated with individuals in these classes.

    (D) Monthly Administrative Fee and Issue Charge


      Hartford will assess a current monthly administrative fee to compensate Hartford for administrative costs in connection with the Policies. The current monthly administrative fee is the sum of $7.50 per month, plus $0.01 per month per $1,000 of Face Amount at issue, paid in Policy Years 1 through
    10. The charge for all Policy Years is guaranteed never to exceed the sum of $10.00 per month, plus $0.03 per month per $1,000 of Face Amount at issue.

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------


       Additionally, in the first five Policy Years, We assess a monthly issue charge to compensate Hartford for the up-front costs to underwrite and issue a Policy. The issue charge is the sum of $20.00 per month for the first five Policy Years plus $.05 per $1,000 of Face Amount at Issue Date or unscheduled Face Amount increase per month for the first five Policy Years from the Issue Date or the date of increase.


      The sum of the premium processing charges, the monthly administrative fee and the issue charge will not exceed the cost Hartford incurs in providing administrative services under the Policies.

    (E) Mortality and Expense Risk Charge


      A current charge is made for mortality and expense risks assumed by Hartford. This charge is allocated to the General Account. Hartford may profit from this charge. See also "Detailed Description of Policy Benefits and Provisions -- Premiums -- Account Values," page 10.


      The current mortality and expense risk charge for any Monthly Activity Date is equal to:

     (i) the current mortality and expense risk rate; multiplied by


     (ii) the portion of the Account Value allocated to the Sub-Accounts on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.



      The current and guaranteed mortality and expense risk rate for the first ten Policy Years is 0.80%. For Policy Years 11 through 20, the current rate is 0.50%. Thereafter, the current rate is 0.25%. After the tenth Policy Year, the maximum rate is 0.50%.



      The mortality risk assumed is that the actual Cost of Insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in a Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the front-end sales load.

CHARGES AGAINST THE FUNDS


    The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.


TAXES


    Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.



                                    HARTFORD



    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by The Hartford Financial Services Group, Inc., a Delaware corporation.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.



                             SEPARATE ACCOUNT VL II


                                    GENERAL


    Separate Account VL II is a separate account of Hartford established on September 30, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Commission under the 1940 Act. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.


                                     FUNDS


    The assets of each Sub-Account are invested exclusively in one of the Funds. Each Hartford Fund is organized as a

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


corporation under the laws of the State of Maryland and is a diversified open-end management investment company registered under the 1940 Act. The Putnam Funds are portfolios of Putnam Variable Trust (formerly, Putnam Capital Manager Trust), a Massachusetts business trust organized on September 24, 1987 as an open-end, series investment company with multiple portfolios or funds registered under the 1940 Act. The Fidelity VIP Funds are portfolios of VIP and VIP-II, two diversified open-end management investment companies, each organized as a Massachusetts business trust with multiple portfolios. The VIP Equity-Income Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund, organized on November 13, 1981. The VIP II Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II, organized on March 21, 1988. Registration under the 1940 Act does not involve supervision of the Funds' management or investment practices or policies by the Commission.



    The shares of the Funds are sold to Separate Account VL II and to other separate accounts of Hartford or its affiliates, which separate accounts fund similar annuity or life insurance products. A Policy Owner may allocate premium payments among the Sub-Accounts. Policy Owners should review the following brief descriptions of the investment objectives of each of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Policy Owners are also advised to read the prospectuses for the Funds accompanying this Prospectus for more detailed information.


HARTFORD FUNDS

 HARTFORD ADVISERS FUND, INC.


    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities and money market instruments.


 HARTFORD BOND FUND, INC.


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's*) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section entitled "Hartford Bond Fund, Inc.-- Investment Policies" in the prospectus for the Hartford Funds accompanying this Prospectus.


 HARTFORD CAPITAL APPRECIATION FUND, INC.

    Seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

 HARTFORD DIVIDEND AND GROWTH FUND, INC.


    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD INDEX FUND, INC.

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.


    Seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.


 HARTFORD MORTGAGE SECURITIES FUND, INC.

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

 HARTFORD STOCK FUND, INC.

    Seeks long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing primarily in equity securities.

 HVA MONEY MARKET FUND, INC.


    Seeks maximum current income consistent with liquidity and preservation of capital.


PUTNAM FUNDS

 PUTNAM VT DIVERSIFIED INCOME FUND


    Seeks high current income consistent with capital preservation by investing in the following three sections of the fixed income securities markets: a U.S. Government Sector, a High Yield Sector (which invests primarily in securities commonly known as "junk bonds"), and an International Sector. See the special considerations for investments in high-yield securities described in the Fund prospectus.


 PUTNAM VT GLOBAL ASSET ALLOCATION FUND

    Seeks a high level of long-term total return consistent with preservation of capital by investing in U.S. equities, international equities, U.S. fixed income securities and international fixed income securities.


* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

 PUTNAM VT GLOBAL GROWTH FUND

    Seeks capital appreciation through a globally diversified portfolio of common stocks.

 PUTNAM VT GROWTH AND INCOME FUND

    Seeks capital growth and current income by investing primarily in common stocks that offer potential for capital growth, current income, or both.

 PUTNAM VT HIGH YIELD FUND


    Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities, constituting a portfolio which Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high-yield securities described in the Fund prospectus.


 PUTNAM VT MONEY MARKET FUND


    Seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity by investing in high-quality money market instruments.


 PUTNAM VT NEW OPPORTUNITIES FUND

    Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management believes possess above-average long-term growth potential.

 PUTNAM VT U.S. GOVERNMENT AND HIGH QUALITY BOND FUND

    Seeks current income consistent with preservation of capital by investing primarily in U.S. Government securities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investor Services, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

 PUTNAM VT UTILITIES GROWTH AND INCOME FUND

    Seeks capital growth and current income by concentrating its investments in debt and equity securities issued by companies in the public utilities industries.

 PUTNAM VT VOYAGER FUND

    Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

FIDELITY VIP FUNDS

 FIDELITY VIP EQUITY-INCOME PORTFOLIO


    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Daily Stock Price Index of 500 Common Stocks.



    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.


 FIDELITY VIP OVERSEAS PORTFOLIO


    Seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.



    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.


 FIDELITY VIP II ASSET MANAGER PORTFOLIO


    Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.



    In addition, the Portfolio may invest in high-yield, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the Fidelity prospectus for this Portfolio.



    The Hartford Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the 1940 Act. The Putnam Funds are portfolios of the Putnam Variable Trust, which is organized as a business trust under the laws of Massachusetts and is an open-end series investment company under the 1940 Act. The Fidelity VIP Funds are a series of two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The VIP Equity-Income Portfolio and VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The VIP II Asset Manager Portfolio is a portfolio of the Variable Insurance Products Fund II.



    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in such Fund. Such shares are offered to separate accounts, including Separate Account VL II, established by Hartford or one of its affiliated companies specifically to fund the Policies and

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

other policies issued by Hartford or its affiliates, as permitted by the 1940
Act.


    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance Policy Owners or to variable annuity Policy Owners, the Board of Directors for the Hartford Funds, the Board of Trustees for the Putnam Funds and the Board of Trustees for the Fidelity VIP Funds (collectively, the "Boards") intend to monitor events in order to identify any material conflicts between the Policy Owners and to determine what action, if any, should be taken in response thereto. If the Boards were to conclude that separate funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.



    All investment income of and other distributions to each Sub-Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and realized gains and/or losses on the assets of each Sub-Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premium payments allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and generally to make payment within seven days.



    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from or substitutions for Separate Account VL II and its Sub-Accounts which fund the Policies. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Policies, Hartford may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Commission to the extent required by the 1940 Act. Subject to Policy Owner approval, if required, Hartford also reserves the right to end the registration under the 1940 Act of Separate Account VL II or any other separate accounts of which it is the depositor and which may fund the Policies.


    Each Fund is subject to certain investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the prospectus for each of the Funds accompanying this Prospectus.

                               INVESTMENT ADVISER

HARTFORD FUNDS


    The investment adviser for the Hartford Funds is HL Investment Advisors, Inc. ("HL Advisors"), Hartford Plaza, Hartford, CT 06115. HL Advisors provides investment advice pursuant to an Investment Advisory Agreement entered into with each of the Hartford Funds and, in general, supervises the management and investment program of the Hartford Funds, for which HL Advisors receives a fee.



    Hartford Investment Management Company, Inc. ("HIMCO"), an affiliate of Hartford organized under Connecticut law, is the investment sub-adviser to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and HVA Money Market Fund.



    Wellington Investment Management, L.L.P. ("Wellington Management") serves as the investment sub-adviser to Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund and Hartford Stock Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Wellington Management is organized as a private Massachusetts partnership and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. See the prospectus for the Hartford Funds accompanying this Prospectus for a more complete description of HL Advisors, HIMCO and Wellington Management and their respective fees.


PUTNAM FUNDS


    Putnam Management, One Post Office Square, Boston, MA 02109, serves as the investment manager for the Putnam Funds. An affiliate, Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary policies. Putnam Management and its affiliates are wholly-owned subsidiaries of Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance brokerage and employee benefit consulting.


FIDELITY VIP FUNDS


    The Fidelity VIP Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies,

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------

which provide a variety of financial services and products. Fidelity Management, founded in 1946, is the original Fidelity company. It provides investment research and portfolio management services to a number of mutual funds and other clients. Various Fidelity companies perform certain activities required to operate VIP and VIP II.

                               THE FIXED ACCOUNT


    THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.


    Premium Payments and Account Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.

    The Fixed Account minimum credited rate is shown in the Contract. Currently, Hartford guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Policies. Hartford may credit interest at a rate in excess of the Fixed Account minimum credited rate; however, Hartford is not obligated to credit any interest in excess of the Fixed Account minimum credited rate. There is no specific formula for the determination of excess interest credits. Some of the factors that Hartford may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Hartford's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF THE FIXED ACCOUNT MINIMUM CREDITED RATE WILL BE DETERMINED IN THE SOLE DISCRETION OF HARTFORD. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE FIXED ACCOUNT MINIMUM CREDITED RATE.

                                 OTHER MATTERS

                                 VOTING RIGHTS


    In accordance with its view of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of a Policy, as the case may be) having a voting interest in Separate Account VL
II. The number of shares held in the Separate Account which are allocable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not allocable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any rule promulgated thereunder should be amended or if Hartford's present interpretation of the law should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.



    The voting interests of a Policy Owner (or the assignee) in the Funds will be determined as follows: A Policy Owner may cast one vote for each full or fractional Accumulation Unit owned under a Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by a Policy, amounts transferred from the Sub-Account(s) to the Loan Account(s) in connection with the loan (see "Detailed Description of Policy Benefits and Provisions -- Policy Loans," page 12) will not be considered in determining the voting interests of such Policy Owner. Policy Owners should review the prospectuses for the Funds which accompany this Prospectus to determine matters on which shareholders may vote.



    Hartford may disregard voting instructions when required by state insurance regulatory authorities if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory policy for the Funds. In addition, Hartford may disregard voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. In the event Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                          STATEMENTS TO POLICY OWNERS

    We will send You a statement at least once each Policy Year, showing:

(a) the current Account Value, Cash Surrender Value and Face Amount;


(b) the premiums paid, Monthly Deduction Amounts and any Policy loans since the last such statement;


(c) the amount of any Indebtedness;


(d) any notifications required by the provisions of Your Policy; and



(e) any other information required by the Insurance Department of the state where Your Policy was delivered.


                           LIMIT ON RIGHT TO CONTEST


    Hartford may not contest the validity of a Policy after it has been in effect during the lifetime of the Insureds for two years from the Issue Date. If a Policy is reinstated, the two year period is measured from the date of reinstatement. Any increase in the Face Amount for which evidence of insurability was obtained is contestable during the lifetime of the Insureds for two years from its effective date. In addition, if either Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals.


                             MISSTATEMENT AS TO AGE


    If the age of an Insured is incorrectly stated, the amount of Death Benefit will be appropriately adjusted as specified in Your Policy.


                                PAYMENT OPTIONS


    Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be placed under a payment option is $5,000 (unless Hartford consents to a lesser amount), subject to the then-current rules of Hartford. Once payments under the Second Option, the Third Option or the Fourth Option commence, no surrender of a Policy may be made for the purpose of receiving a lump sum settlement in lieu of the life insurance payments. The following payment options are available under the Policies.



FIRST OPTION -- Interest Income



    Payments of interest at the rate We declare (but not less than 3 1/2% per year) on the amount applied under this option.



SECOND OPTION -- Income of Fixed Amount



    Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.



THIRD OPTION -- Payments for a Fixed Period


    An amount payable monthly for the number of years selected, which may be from one to 30 years.


FOURTH OPTION -- Life Income



    LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.



    LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.



    The Policies provide for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, Hartford may make payments less often.



    The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. Hartford may, however, from time to time, at Our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.



    Hartford will make any other arrangements for income payments as Hartford and the Policy Owner may be agree on.


                                  BENEFICIARY


    A prospective purchaser of a Policy names the beneficiary in the application for the Policy. A Policy Owner may change the beneficiary (unless irrevocably named) during the lifetime of the Insureds by request In Writing to Hartford. If no beneficiary is living when the last surviving Insured dies, the Death Proceeds will be paid to the Policy Owner if living; or, otherwise, to the Policy Owner's estate.

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

                                   ASSIGNMENT


    A Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of a notice In Writing of such assignment. Proof of interest must be filed with any claim under a collateral assignment.


                                   DIVIDENDS

    No dividends will be paid under the Policies.

                             SUPPLEMENTAL BENEFITS


    The following supplemental benefits are among the options that may be included in a Policy by rider, subject to the restrictions and limitations set forth therein.


                      LAST SURVIVOR EXCHANGE OPTION RIDER


    We will exchange Your Policy for two individual policies on the life of each Insured, subject to the conditions stated in the rider.


                            ESTATE PROTECTION RIDER

    We will pay a term insurance benefit upon receipt of due proof of the last surviving Insured's death while Your Policy and rider are in force, subject to the conditions stated in the rider.


                         MATURITY DATE EXTENSION RIDER


    Subject to certain Death Benefit and premium restrictions, We will extend the Maturity Date to the date of the death of the second Insured to die, regardless of the age of either Insured. See "Federal Tax Considerations -- Income Taxation of Policy Benefits -- Generally," page 28.


                   YEARLY RENEWABLE TERM LIFE INSURANCE RIDER


    While a Policy and any rider thereto are in force, We will pay the term life insurance amount upon receipt of due proof of death of the designated Insured, subject to the conditions stated in the rider.


                        EXECUTIVE OFFICERS AND DIRECTORS


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Ahn, Doug H., 37                  Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Bossen, Wendell J., 64            Vice President, 1992**                 Vice President (1992-Present), Hartford Life and Accident
                                                                           Insurance Company; President (1992-Present),
                                                                           International Corporate Marketing Group, Inc.; Executive
                                                                           Vice President (1984-1992), Mutual Benefit.
Boyko, Gregory A., 46             Senior Vice President,                 Vice President and Controller (1995-1997), Hartford;
                                  Chief Financial Officer &                Director (1997-Present); Senior Vice President, Chief
                                  Treasurer, 1997                          Financial Officer & Treasurer (1997-Present); Vice
                                  Director, 1997                           President & Controller (1995-1997), Hartford Life and
                                                                           Accident Insurance Company; Senior Vice President, Chief
                                                                           Financial Officer & Treasurer (1997-Present), Hartford
                                                                           Life, Inc.; Chief Financial Officer (1994-1995), IMG
                                                                           American Life; Senior Vice President (1992-1994),
                                                                           Connecticut Mutual Life Insurance Company.
Cummins, Peter W., 60             Senior Vice President, 1997            Vice President (1989-1997); Director of Broker Dealer
                                                                           Sales-ILAD (1989-1992), Hartford; Senior Vice President
                                                                           (1997-Present); Vice President (1989-1997); Director of
                                                                           Broker Dealer Sales-ILAD (1989-1991), Hartford Life and
                                                                           Accident Insurance Company.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
deRaismes, Ann M., 47             Senior Vice President, 1997            Vice President (1994-1997); Assistant Vice President
                                  Director of Human Resources,             (1992-1994); Hartford; Senior Vice President
                                  1991                                     (1997-Present); Director of Human Resources
                                                                           (1991-Present); Vice President (1994-1997); Assistant
                                                                           Vice President (1992-1994); Hartford Life and Accident
                                                                           Insurance Company; Vice President, Human Resources
                                                                           (1997-Present), Hartford Life, Inc.
Fitch, Timothy M., 45             Vice President, 1995                   Assistant Vice President (1992-1995), Hartford; Vice
                                  Actuary, 1994                            President (1995-Present); Actuary (1994-Present);
                                                                           Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company.
Foy, David T., 31                 Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Vice
                                                                           President (1998-Present), Hartford Life and Acccident
                                                                           Insurance Company.
Gardner, Bruce D., 47             Vice President, 1995                   Director (1994-1997); General Counsel & Corporate
                                                                           Secretary (1991-1995), Hartford; Vice President
                                                                           (1995-1997); Director (1995-1997); General Counsel &
                                                                           Corporate Secretary (1991-1995), Hartford Life and
                                                                           Accident Insurance Company.
Garrett, J. Richard, 53           Assistant Treasurer, 1997              Treasurer (1986-1997), Hartford; Vice President
                                  Vice President, 1993                     (1993-Present); Assistant Treasurer (1997-Present);
                                                                           Treasurer (1983-1997); Hartford Life and Accident
                                                                           Insurance Company; Treasurer (1977), The Hartford
                                                                           Financial Services Group.
Ginnetti, John P., 52             Executive Vice President and           Senior Vice President - Individual Life and Annuity
                                  Director, Asset Management               Division (1988-1994), Hartford; Director (1988-Present);
                                  Services, 1994                           Director (1988-Present); Executive Vice President &
                                  Director, 1988                           Director, Asset Management Services (1994-Present);
                                                                           Senior Vice President - Individual Life and Annuity
                                                                           Division (1988-1994), Hartford Life and Accident
                                                                           Insurance Company; Executive Vice President, Asset
                                                                           Management, Hartford Life, Inc. (1997-Present).
Godfrey III, William A., 41       Senior Vice President, 1997            Senior Vice President (1997-Present), Hartford; Senior
                                                                           Vice President (1997-Present), Hartford Life and
                                                                           Accident Insurance Company; Vice President Information
                                                                           Technology (1997-Present), Hartford Life, Inc.
Godkin, Lynda, 44                 Senior Vice President, 1997            Associate General Counsel (1995-1996); Assistant General
                                  General Counsel, 1996                    Counsel and Secretary (1994-1995); Counsel (1990-1994),
                                  Corporate Secretary, 1995                Hartford; Director (1997-Present); Senior Vice President
                                  Director, 1997                           (1997-Present); General Counsel (1996-Present);
                                                                           Corporate Secretary (1995-Present); Associate General
                                                                           Counsel (1995-1996); Assistant General Counsel and
                                                                           Secretary (1994-1995); Counsel (1990-1994), Hartford
                                                                           Life and Accident Company; Vice President and General
                                                                           Counsel (1997-Present), Hartford Life, Inc.

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Grady, Lois W., 53                Senior Vice President, 1998            Vice President (1993-1998); Assistant Vice President
                                  Vice President, 1993                     (1987-1993), Hartford; Senior Vice President (1998);
                                                                           Vice President (1993-1997); Assistant Vice President
                                                                           (1987-1993), Hartford Life and Accident Insurance
                                                                           Company.
Graham, Christopher, 47           Vice President, 1997
Hunt, Mark E., 37                 Vice President, 1998                   Assistant Vice President (1997-1998), Hartford; Vice
                                                                           President (1998), Assistant Vice President (1997-1998),
                                                                           Hartford Life and Accident Insurance Company.
Joyce, Stephen T., 39             Vice President, 1997                   Assistant Vice President (1994-1997), Hartford; Assistant
                                                                           Vice President (1994-1997), Hartford Life and Accident
                                                                           Insurance Company.
Keeler, Michael D., 37            Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Kerzner, Robert A., 46            Senior Vice President, 1998            Vice President, (1995-1998); Regional Vice President
                                  Vice President, 1995                     (1991-1994), Hartford; Vice President (1994-1997),
                                                                           Hartford Life and Accident Insurance Company.
Levenson, David N., 31            Vice President, 1998                   Assistant Vice President (1995-Present), Hartford.
Maher, Steven M., 43              Vice President, 1992                   Assistant Vice President (1987-1992), Hartford; Vice
                                  Actuary, 1987                            President (1993-Present); Actuary (1987-Present);
                                                                           Assistant Vice President (1987-1993), Hartford Life and
                                                                           Accident Insurance Company.
Malchodi, Jr., William B., 50     Vice President, 1994                   Director of Taxes, Hartford (1991-1998); Director of Taxes
                                                                           (1992-1997), Hartford Life
                                                                           and Accident Insurance Company.
Marra, Raymond J., 37             Vice President, 1998                   Assistant Vice President (1997-Present), Hartford; Vice
                                                                           President (1998-President), Assistant Vice President
                                                                           (1994-1997), Hartford Life and Accident Insurance
                                                                           Company.
Marra, Thomas M., 39              Executive Vice President (1995)        Senior Vice President (1994-1995); Vice President
                                  Director, Individual Life                (1989-1994); Actuary (1987-1995), Hartford; Director
                                  and Annuity Division, 1994               (1994-Present); Executive Vice President (1995-Present);
                                  Director, 1994*                          Senior Vice President (1994-1995); Director, Individual
                                                                           Life and Annuity Division (1994-Present); Actuary
                                                                           (1987-1997), Hartford Life and Accident Insurance
                                                                           Company; Executive Vice President, Individual Life and
                                                                           Annuities (1997-Present), Hartford Life, Inc.
Nolan, Robert F., 43              Senior Vice President, 1997            Vice President (1995-1997); Assistant Vice President
                                                                           (1992-1995), Hartford; Vice President (1995-1997);
                                                                           Assistant Vice President (1992-1995), Hartford Life and
                                                                           Accident Insurance Company; Vice President, Corporate
                                                                           Relations (1997-Present), Hartford Life, Inc.; Manager,
                                                                           Public Relations (1986), Aetna Life and Casualty
                                                                           Insurance Company.
Noto, Joseph J., 46               Vice President, 1989                   Executive Vice President & Chief Operating Officer
                                                                           (1997-Present); Director (1994-Present); President
                                                                           (1994-1997), American Maturity Life Insurance Company;
                                                                           Vice President (1989-1997), Hartford Life and Accident
                                                                           Insurance Company.

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
O'Halloran, C. Michael, 51        Vice President, 1994                   Senior Associate General Counsel (1988-1997), Hartford;
                                                                           Vice President (1994-Present); Senior Associate General
                                                                           Counsel (1988-1997), Hartford Life and Accident
                                                                           Insurance Company; Corporate Secretary (1997-Present),
                                                                           Hartford Life, Inc.; Vice President (1994-Present);
                                                                           Senior Associate General Counsel (1988-Present);
                                                                           Director of Corporate Law (1994-Present), The Hartford
                                                                           Financial Services Group.
O'Rourke, Lawrence M., 44         Vice President, 1998                   Vice President, (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
O'Sullivan, Daniel E., 43         Vice President, 1998                   Vice President (1998-Present), Hartford Life and Accident
                                                                           Insurance Company.
Raymond, Craig D., 37             Senior Vice President, 1997            Vice President (1993-1997); Assistant Vice President
                                  Chief Actuary, 1994                      (1992-1993); Actuary (1990-1994), Hartford; Senior Vice
                                                                           President (1997-Present); Chief Actuary (1995-Present);
                                                                           Vice President (1993-1997); Actuary (1990-1995),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President and Chief Actuary (1997-Present), Hartford
                                                                           Life, Inc.
Robinson, Mary P., 38             Vice President, 1998                   Assistant Vice President (1995-1998), Hartford; Assistant
                                                                           Vice President (1995-1998), Hartford Life and Accident
                                                                           Insurance Company.
Salama, Donald A., 50             Vice President, 1997                   Vice President (1997-Present), Hartford Life and
                                                                           Accident Insurance Company.
Schiltz, Timothy P., 37           Vice President, 1997                   Assistant Vice President (1994-1997), Hartford; Vice
                                                                           President (1997-Present); Assistant Vice President
                                                                           (1994-1997), Hartford Life and Accident Insurance
                                                                           Company; Consulting Actuary (1992-1993), Milliman &
                                                                           Robertson, Inc.; Consulting Actuary (1988-1992), Chalke
                                                                           Incorporated.
Smith, Lowndes A., 58             Chief Executive Officer, 1997          Chief Operating Officer (1989-1997), Hartford; Director
                                  President, 1989                          (1981-Present); President (1989-Present); Chief
                                  Director, 1981*                          Executive Officer (1997-Present); Chief Operating
                                                                           Officer (1989-1997), Hartford Life and Accident
                                                                           Insurance Company; Chief Executive Officer and President
                                                                           and Director (1997-Present), Hartford Life, Inc.
Stevenson, Keith A., 44           Vice President, 1998
Sweeney, Edward A., 51            Vice President, 1993                   Chicago Regional Manager (1985-1993), Hartford;
                                                                           Vice President (1993-Present),
                                                                           Hartford Life and Accident Insurance Company.
Tilbor, Judith V., 46             Vice President, 1998                   Assistant Vice President (1994-1998), Hartford; Vice
                                                                           President (1998-Present), Assistant Vice President
                                                                           (1994-1998), Hartford Life and Accident Insurance
                                                                           Company.

HARTFORD LIFE INSURANCE COMPANY                                               27
--------------------------------------------------------------------------------


                                         POSITION WITH HARTFORD;             OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                        YEAR OF ELECTION                       FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
--------------------------------  -------------------------------------  ----------------------------------------------------------
Welnicki, Raymond P., 49          Senior Vice President &                Vice President (1993-1994), Hartford; Director
                                  Director, Employee                       (1994-Present); Senior Vice President (1995-Present);
                                  Benefit Division, 1994 Director,         Director, Employee Benefit Division (1997-Present); Vice
                                  1994*                                    President (1993-1995), Hartford Life and Accident
                                                                           Insurance Company; Senior Vice President, Employee
                                                                           Benefits (1997-Present), Hartford Life, Inc.; Board of
                                                                           Directors, Ethix Corp.
Welsh, Walter C., 51              Senior Vice President, 1997            Vice President (1995-1997); Assistant Vice President
                                                                           (1992-1995), Hartford; Senior Vice President
                                                                           (1997-Present); Vice President (1995-1997); Assistant
                                                                           Vice President (1992-1995), Hartford Life and Accident
                                                                           Insurance Company; Vice President, Government Affairs
                                                                           (1997-Present), Hartford Life, Inc.
Zlatkus, Lizabeth H., 39          Senior Vice President, 1997            Vice President (1994-1997); Assistant Vice President
                                  Director, 1994*                          (1992-1994), Hartford; Director (1994-Present); Senior
                                                                           Vice President (1997-Present); Vice President
                                                                           (1994-1997); Assistant Vice President (1992-1994),
                                                                           Hartford Life and Accident Insurance Company; Vice
                                                                           President, Group Life and Disability (1997-Present),
                                                                           Hartford Life, Inc.
Znamierowski, David, 38           Senior Vice President, 1997            Vice President (1997), Hartford; Senior Vice President
                                  Director, Risk Management                (1998-Present), Hartford Life and Accident Insurance
                                  Strategy, 1996                           Company; Vice President, Investment Strategy
                                                                           (1997-Present), Hartford Life, Inc.; Vice President,
                                                                           Investment Strategy & Policy, Aetna Life and Casualty.
---------
 * Denotes year of election to Board of Directors of Hartford.
** Affiliated Company of The Hartford Financial Services Group, Inc.


    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford,
CT 06104-2999.

                          DISTRIBUTION OF THE POLICIES


    Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, or certain other registered broker-dealers. Any sales representative or employee selling the Policies will have been qualified to sell variable life insurance policies under applicable federal and state laws. Each broker-dealer selling the Policies is registered with the Commission under the Securities Exchange Act of 1934 and all such broker-dealers are members of the National Association of Securities Dealers, Inc. HESCO is the principal underwriter for the Policies. During the first Policy Year, the maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 45% of the premiums paid up to a Target Premium and 5% of any excess. In Policy Years 2 through 10, sales commissions will not exceed 5.5% of premiums paid. For Policy Years 11 and later, sales commissions will not exceed 2% of premiums paid. Additionally, expense allowances may be paid. A sales representative may be required to return all or a portion of the commissions paid if a Policy sold by such sales representative terminates prior to the Policy's second Policy Anniversary.



                            SAFEKEEPING OF SEPARATE
                             ACCOUNT VL II'S ASSETS



    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the General Account. Hartford maintains records of all purchases and redemptions of shares of the

28                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


Funds. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.


                           FEDERAL TAX CONSIDERATIONS



                                    GENERAL



    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE POLICY IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing federal income tax laws as they are currently interpreted.


                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT


    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. (See "Detailed Description of Policy Benefits and Provisions -- Accumulation Unit Values," page 10). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

                           INCOME TAXATION OF POLICY
                             BENEFITS -- GENERALLY


    For federal income tax purposes, the Policies should be treated as life insurance policies under Section 7702 of the Code. The death benefit under a life insurance policy is generally excluded from the gross income of the Beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the policy value until the policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.



    Although Hartford believes that the Last Survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.



    Hartford also believes that any loan received under a Policy will be treated as Indebtedness of the Policy Owner, and that no part of any loan under a Policy will constitute income to the Policy Owner. A surrender or assignment of the Policy may have tax consequences depending upon the circumstances. Policy Owners should consult a qualified tax adviser concerning the effect of such changes.



    During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.


    The Last Survivor Exchange Option Rider permits, under limited circumstances, a Policy to be split into two individual policies on the life of each of the Insureds. A Policy split may have adverse tax consequences. It is not clear whether a Policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a Policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the Policy. In addition, it is not clear whether, in all circumstances, the individual policies that result from a Policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a Policy split.

HARTFORD LIFE INSURANCE COMPANY                                               29
--------------------------------------------------------------------------------


    The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the death of the last surviving insured. If the Maturity Date of the Policy is extended by rider, Hartford believes the Policy will continue to be treated as a life insurance contract for Federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.


                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.


                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT


    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses certain incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.



    The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, an Owner of this Policy has the choice of more investment options to which to allocate premium payments and Separate Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of a portion of the assets of the Separate Account. In addition, Hartford does not know what standards will be set forth in the regulations or rulings that the Treasury Department has stated it expects to issue. Hartford therefore reserves the right to modify the contract as necessary to attempt to prevent Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance that such efforts would be successful.



                    TAX DEFERRAL DURING ACCUMULATION PERIOD



    Under existing provisions of the Code, except as described below, any increase in an Owner's contract value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) under the contract prior to the Insured's death. If there is a total withdrawal from the contract, then the surrender value will be includible in the Owner's income to the extent that the amount

30                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or such other amounts deemed to be distributed) from the contract constitute income to the Owner depends, in part, upon whether the contract is considered a modified endowment contract for federal income tax purposes.



                          MODIFIED ENDOWMENT CONTRACTS



    Code Section 7702A applies an additional test, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of life insurance, but fails the seven-pay test of
Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid up to that point if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).



    If the Policy satisfies the seven-pay test at issuance, distributions and loans made thereafter will not be subject to the MEC rules, unless the Policy is changed materially. The seven-pay test will be applied anew at any time the Policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the Policy within the first seven years, the seven-pay test is applied as if the Policy had initially been issued at the reduced benefit level. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.



    A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, if the contract is classified as a MEC, then withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the Owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as a withdrawal from the contract for tax purposes. Taxable withdrawals are subject to an additional 10% tax, with certain exceptions. The Owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment).



    Generally, only distributions and loans made in the first year in which a policy becomes a MEC, and in subsequent years, are taxable. However, distributions and loans made in the two years prior to a policy's failing the seven-pay test are deemed to be in anticipation of failure and are subject to tax.



    Before assigning, pledging, or requesting a loan under a contract that is a MEC, an Owner should consult a qualified tax adviser.



    All MEC policies that are issued within any calendar year to the same policy owner by one company or its affiliates are treated as one MEC policy for the purpose of determining the taxable portion of any loan or distribution.



    Hartford has instituted procedures to monitor whether a Policy may become classified as a MEC after issue.



                      ESTATE AND GENERATION SKIPPING TAXES



    When the last surviving Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.



    The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse.



    If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which

HARTFORD LIFE INSURANCE COMPANY                                               31
--------------------------------------------------------------------------------


would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.


                      LIFE INSURANCE PURCHASED FOR USE IN
                           SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

                      NON-INDIVIDUAL OWNERSHIP OF POLICIES


    In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.


                                     OTHER

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A qualified tax adviser should be consulted to determine the impact of these taxes.

                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to a life insurance policy purchase.

                               LEGAL PROCEEDINGS

    There are no pending material legal proceedings to which the Separate Account is a party.

                                 LEGAL MATTERS


    Legal matters in connection with the issue and sale of the last survivor flexible premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, General Counsel of Hartford.


                                    EXPERTS


    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.



    The hypothetical Policy illustrations have been approved by Kenneth A. McCullum, FSA, MAAA, Director of Individual Life Product Development, and are included in this Prospectus in reliance upon his opinion as to their reasonableness.


                             REGISTRATION STATEMENT


    A registration statement has been filed with the Commission under the 1933 Act. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, Hartford, and the Policies.

32                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   APPENDIX A
                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES
                           AND CASH SURRENDER VALUES



    The tables in Appendix A illustrate the way in which a Policy operates. The illustrations show how the Death Benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The illustrations assume the following: (a) A male, preferred, age 55, and a female, preferred, age 50, with $1,000,000 of Face Amount and a premium of $15,500 paid in all years; and (b) a male, preferred, age 65, and a female, preferred, age 65, with $1,000,000 of Face Amount and a premium of $27,000 paid in all years.



    The Death Benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan was made during the period of time illustrated.



    The illustrations reflect the deductions of guaranteed Policy charges for a single gross interest rate. The amounts shown for the Death Benefit and surrender values as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.70% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the 0.70% average daily charge) of -.70%, 5.30% and 11.30%, respectively.



    In addition, the Death Benefit and Policy surrender values as of the end of each Policy Year take into account the front-end sales load, premium processing charge, federal tax charge, premium tax charge (assumed to be 2.0% in these illustrations), Cost of Insurance charge, monthly administrative fee, issue charge, and mortality and expense risk charge.



    The hypothetical returns shown in the illustrations are without any tax charges that may be allocable to the Separate Account in the future. In order to produce after-tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0%, 6%, and 12%, respectively, to cover any tax charges (see "Detailed Description of Policy Benefits and Provisions -- Deductions and Charges From the Account Value -- Taxes," page 16).



    The "Premiums Accumulated at 5% Interest Per Year" column of each illustration shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes, of 5% per year, compounded annually.



    Hartford will furnish, upon request, a comparable illustration reflecting the proposed Insured's age and risk classification, a Policy's proposed Face Amount or the initial premium requested, and reflecting guaranteed Cost of Insurance rates. Hartford will also furnish an additional similar illustration reflecting current Cost of Insurance rates which may be less than, but never greater than, the guaranteed Cost of Insurance rates.

HARTFORD LIFE INSURANCE COMPANY                                               33
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          DEATH BENEFIT OPTION: LEVEL
                             $1,000,000 FACE AMOUNT
                          ISSUE AGE 55 MALE PREFERRED
                         ISSUE AGE 50 FEMALE PREFERRED
                            $15,500 PLANNED PREMIUM

        ASSUMING THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURNS SHOWN
                            AND GUARANTEED CHARGES*

            PREMIUMS        12% (11.30% NET)      6% (5.30% NET)     0% (-0.70% NET)
END OF    ACCUMULATED     --------------------  ------------------  ------------------
POLICY   AT 5% INTEREST    ACCOUNT     DEATH    ACCOUNT    DEATH    ACCOUNT    DEATH
 YEAR       PER YEAR        VALUE     BENEFIT    VALUE    BENEFIT    VALUE    BENEFIT
------   --------------   ---------  ---------  -------  ---------  -------  ---------
   1          16,275          6,398** 1,000,000  6,018 ** 1,000,000  5,640 ** 1,000,000
   2          33,364         19,366** 1,000,000 17,889 ** 1,000,000 16,459 ** 1,000,000
   3          51,307         33,580  1,000,000  30,187   1,000,000  27,018   1,000,000
   4          70,147         49,148  1,000,000  42,911   1,000,000  37,298   1,000,000
   5          89,930         66,186  1,000,000  56,053   1,000,000  47,280   1,000,000
   6         110,701         86,566  1,000,000  71,277   1,000,000  58,536   1,000,000
   7         132,511        108,864  1,000,000  86,974   1,000,000  69,418   1,000,000
   8         155,412        133,254  1,000,000  103,134  1,000,000  79,898   1,000,000
   9         179,457        159,925  1,000,000  119,740  1,000,000  89,940   1,000,000
  10         204,705        189,081  1,000,000  136,768  1,000,000  99,499   1,000,000
  11         231,215        222,992  1,000,000  155,956  1,000,000  110,083  1,000,000
  12         259,051        260,192  1,000,000  175,635  1,000,000  120,078  1,000,000
  13         288,279        301,000  1,000,000  195,753  1,000,000  129,400  1,000,000
  14         318,968        345,773  1,000,000  216,246  1,000,000  137,942  1,000,000
  15         351,191        394,930  1,000,000  237,040  1,000,000  145,590  1,000,000
  16         385,026        448,957  1,000,000  258,052  1,000,000  152,208  1,000,000
  17         420,552        508,438  1,000,000  279,199  1,000,000  157,655  1,000,000
  18         457,855        573,971  1,048,895  300,387  1,000,000  161,766  1,000,000
  19         497,022        645,550  1,143,025  321,518  1,000,000  164,359  1,000,000
  20         538,148        723,478  1,242,212  342,477  1,000,000  165,212  1,000,000
  25         724,270      1,224,882  1,828,859  440,045  1,000,000  132,178  1,000,000
  30       1,014,302      1,950,809  2,604,753  498,849  1,000,000      --          --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE ACCOUNT VALUES SHOWN. THE REFUND WOULD
      BE $3,100.00 IN YEAR ONE AND $3,691.28 IN YEAR TWO.

      THE DEATH BENEFIT MAY AND THE ACCOUNT VALUES WILL DIFFER IF PREMIUMS ARE
      PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          DEATH BENEFIT OPTION: LEVEL
                             $1,000,000 FACE AMOUNT
                          ISSUE AGE 65 MALE PREFERRED
                         ISSUE AGE 65 FEMALE PREFERRED
                            $27,000 PLANNED PREMIUM

        ASSUMING THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURNS SHOWN
                            AND GUARANTEED CHARGES*

            PREMIUMS        12% (11.30% NET)      6% (5.30% NET)     0% (-0.70% NET)
END OF    ACCUMULATED     --------------------  ------------------  ------------------
POLICY   AT 5% INTEREST    ACCOUNT     DEATH    ACCOUNT    DEATH    ACCOUNT    DEATH
 YEAR       PER YEAR        VALUE     BENEFIT    VALUE    BENEFIT    VALUE    BENEFIT
------   --------------   ---------  ---------  -------  ---------  -------  ---------
   1          28,350         12,718** 1,000,000 11,991 ** 1,000,000 11,264 ** 1,000,000
   2          58,118         35,882** 1,000,000 33,127 ** 1,000,000 30,460 ** 1,000,000
   3          89,373         60,577  1,000,000  54,344   1,000,000  48,529   1,000,000
   4         122,192         86,832  1,000,000  75,509   1,000,000  65,345   1,000,000
   5         156,652        114,669  1,000,000  96,462   1,000,000  80,759   1,000,000
   6         192,834        146,392  1,000,000  119,202  1,000,000  96,678   1,000,000
   7         230,826        179,915  1,000,000  141,372  1,000,000  110,729  1,000,000
   8         270,717        215,190  1,000,000  162,630  1,000,000  122,576  1,000,000
   9         312,603        252,148  1,000,000  182,560  1,000,000  131,805  1,000,000
  10         356,583        290,753  1,000,000  200,698  1,000,000  137,948  1,000,000
  11         402,762        334,375  1,000,000  219,416  1,000,000  143,011  1,000,000
  12         451,251        380,412  1,000,000  235,589  1,000,000  143,971  1,000,000
  13         502,163        429,274  1,000,000  248,689  1,000,000  140,232  1,000,000
  14         555,621        481,553  1,000,000  258,097  1,000,000  131,072  1,000,000
  15         611,752        538,047  1,000,000  262,995  1,000,000  115,530  1,000,000
  16         670,690        599,827  1,000,000  262,267  1,000,000  92,275   1,000,000
  17         732,574        668,391  1,000,000  254,392  1,000,000  59,493   1,000,000
  18         797,553        745,900  1,000,000  237,304  1,000,000  14,721   1,000,000
  19         865,781        834,068  1,055,786  208,304  1,000,000      --          --
  20         937,420        928,660  1,155,184  163,866  1,000,000      --          --
  25       1,261,632      1,507,773  1,749,756      --          --      --          --
  30       1,766,849      2,330,481  2,553,928      --          --      --          --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  IF YOU SURRENDER YOUR POLICY DURING THE FIRST TWO POLICY YEARS, YOU WILL
      RECEIVE A REFUND IN ADDITION TO THE ACCOUNT VALUES SHOWN. THE REFUND WOULD
      BE $4,672.24 IN YEAR ONE AND $4075.30 IN YEAR TWO.

      THE DEATH BENEFIT MAY AND THE ACCOUNT VALUES WILL DIFFER IF PREMIUMS ARE
      PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT AND ACCOUNT VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNT AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED THE RATE SHOWN, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT.NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       PART II

                        CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 70 pages.

     The undertaking to file reports.

     The Rule 484 undertaking.

     The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

     (A1) Resolution of Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (A2)      Not applicable.

     (A3a)     Principal Underwriting Agreement.(1)

     (A3b)     Forms of Selling Agreements.(1)

     (A4)      Not applicable.

     (A5)      Form of Flexible Premium Variable Life Insurance Policy.

     (A6a)     Certificate of Incorporation of Hartford.(2)

     (A6b)     Bylaws of Hartford.(1)

     (A7)      Not applicable.


---------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-89990, dated May 1, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-89990, filed April 16, 1997.

     (A8)      Not applicable.

     (A9)      Not applicable.

     (A10) Form of Application for Flexible Premium Variable Life Insurance Policies.(1)

     (A11)     Memorandum describing transfer and redemption procedures.(1)

(2) Opinion and consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1 (b) or (c) of Part I.

(4)  Not applicable.

(5)  Opinion and Consent of Ken A. McCullum, FSA, MAAA.

(6)  Financial statements to be filed by amendment.

(7)  Power of Attorney.

(8)  Not Applicable

                      REPRESENTATION OF REASONABLENESS OF FEES
                      ----------------------------------------

Hartford Life Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                            UNDERTAKING TO FILE REPORTS
                            ---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

            UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)
            ------------------------------------------------------------

1. Separate Account VL II meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.

                           UNDERTAKING ON INDEMNIFICATION
                           ------------------------------

Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat.
Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the Town of Simsbury, and State of Connecticut, on the 17th day of February, 1998.

                                   HARTFORD LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT VL II
                                   (Registrant)

                                   By: /s/ Thomas M. Marra
                                      ----------------------------------------
                                      Thomas M. Marra, Executive Vice
                                       President & Director

                                   HARTFORD LIFE INSURANCE COMPANY
                                   (Depositor)

                                   By:   /s/ Thomas M. Marra
                                      ----------------------------------------
                                      Thomas M. Marra, Executive Vice
                                       President & Director


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.


Bruce D. Gardner, Vice President
  Director *
John P. Ginnetti, Executive Vice
  President, Director *
Thomas M. Marra, Executive Vice
  President, Director *
Lynda Godkin, Senior Vice President,    *By: /s/ Lynda Godkin
General Counsel and Corporate               ------------------------
Secretary, Director*                             Lynda Godkin
Lowndes A. Smith, President,                     Attorney-In-Fact
  Chief Operating Officer,
  Director *                            Dated: February 17, 1998
Raymond P. Welnicki, Senior Vice            ------------------------
  President, Director *
Lizabeth H. Zlatkus, Vice President
  Director *

                                    EXHIBIT INDEX

  (1)(A5)    Form of Flexible Premium Variable Life Insurance Policy.


  (2) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

  (5)       Opinion and Consent of Ken M. McCullum, FSA, MAAA.

  (7)       Power of Attorney.